EXHIBIT 99.1
                                                                    ------------


                              LETTER OF TRANSMITTAL
                          LEUCADIA NATIONAL CORPORATION
                        OFFER TO EXCHANGE ALL OUTSTANDING
                          7-1/8% SENIOR NOTES DUE 2017
                                FOR NEWLY ISSUED
                          7-1/8% SENIOR NOTES DUE 2017
                         THAT HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            ,
2007 UNLESS EXTENDED (THE "EXPIRATION DATE"). WITHDRAWAL RIGHTS FOR ACCEPTANCES OF THE EXCHANGE OFFER WILL EXPIRE AT THAT TIME, UNLESS THE EXPIRATION DATE IS EXTENDED.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

        By Registered or Certified Mail, by Hand or by Overnight Courier:

                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                        Attention: Mrs. Carolle Montreui

                                  By Facsimile:
                                 (212) 298-1915

                                  By Telephone:
                                 (212) 815-5920

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the
Prospectus dated          , 2007 (the "PROSPECTUS") of Leucadia National
Corporation (the "ISSUER") and this Letter of Transmittal (the "LETTER OF TRANSMITTAL"), which together constitute the Issuer's offer (the "EXCHANGE OFFER") to exchange an aggregate principal amount of up to $500,000,000 of the Issuer's newly issued 7-1/8% Senior Notes due 2017 (the "REGISTERED NOTES"), which have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), for a like principal amount of the Issuer's outstanding 7-1/8% Senior Notes due 2017 (the "ORIGINAL NOTES") from the registered holders thereof, that have not been so registered. The terms of the Registered Notes are identical in all material respects to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus), are not subject to any covenant regarding registration under the Securities Act and are not subject to any covenant regarding liquidated damages.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE WITH RESPECT TO PROCEDURES FOR TENDERING ORIGINAL NOTES OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Original Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
                    DESCRIPTION OF ORIGINAL NOTES TENDERED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              |                  |   AGGREGATE    |            |
                              |                  |   PRINCIPAL    |            |
                              |                  |    AMOUNT      |            |
NAME(S) AND ADDRESS(ES) OF    |                  |  REPRESENTED   |  PRINCIPAL |
   REGISTERED HOLDER(S)       |    CERTIFICATE   |  BY ORIGINAL   |    AMOUNT  |
    (PLEASE FILL IN)          |     NUMBER(S)*   |    NOTES       |  TENDERED**|
--------------------------------------------------------------------------------
                              |                  |                |            |
                              |------------------|----------------|------------|
                              |                  |                |            |
                              |------------------|----------------|------------|
                              |                  |                |            |
                              |------------------|----------------|------------|
                              |                  |                |            |
                              |------------------|----------------|------------|
                              |      TOTAL       |                |            |
--------------------------------------------------------------------------------
* Need not be completed if Original Notes are being tendered by book-entry transfer.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See Instruction 2.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be used either if certificates representing Original Notes are to be forwarded herewith or if delivery of Original Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "BOOK-ENTRY TRANSFER FACILITY"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering", and an agent's message is not transmitted DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures."

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution(s) __________________________________________

     The Depository Trust Company Account Number _______________________________

     Transaction Code Number ___________________________________________________

     By crediting the Original Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated agent's message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s) ______________________________________________

     Window Ticket Number (if any) _____________________________________________

     Name of Eligible Institution that Guaranteed Delivery _____________________

     Date of Execution of Notice of Guaranteed Delivery ________________________

     If Delivered by Book-Entry Transfer:

     Account Number ______________________ Transaction Code Number _____________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

     Name ______________________________________________________________________

     Address ___________________________________________________________________

     If the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a participating broker-dealer that will receive Registered Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Issuer within the meaning of the Securities Act or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Original Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

[_]  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered Original Notes with full power of substitution to (i) deliver such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, to the Issuer and deliver all accompanying evidence of transfer and authenticity; and
(ii) present such Original Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the term of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Registered Notes issuable upon the exchange of such tendered Original Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer.

     2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that: (i) any Registered Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned; (ii) at the time of the commencement of the Exchange Offer, the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Registered Notes to be issued in the Exchange Offer in violation of the Securities Act; (iii) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Issuer; (iv) if the undersigned is a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution of the Registered Notes; (v) if the undersigned is a participating broker-dealer that will receive Registered Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making or other trading activities, that the undersigned will deliver a prospectus in connection with any resale of such Registered Notes; and
(vi) the undersigned is not acting on behalf of any persons or entities who cannot truthfully make the foregoing representations.

     3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Registered Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such Registered Notes are acquired in the ordinary course of such holder's business; (ii) at the time of the commencement of the Exchange Offer, such holder has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Registered Notes to be issued in the Exchange Offer in violation of the Securities Act; (iii) such holder is not an affiliate (as defined in Rule 405 of the Securities Act) of the Issuer; (iv) if such holder is a broker-dealer, the holder is not engaged in, and does not intend to engage in, a distribution of the Registered Notes; (v) if such holder is a participating broker-dealer that will receive Registered Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making or other trading activities, that such holder will deliver a prospectus in connection with any resale of such Registered Notes; and (vi) such holder is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is a participating broker-dealer that will receive Registered Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     4. The undersigned may, if, and only if, it would not receive freely tradable Registered Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Original Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of March 6, 2007, by and between the Issuer and Jefferies & Company, Inc., as initial purchaser (the "REGISTRATION RIGHTS AGREEMENT"), in the form filed as
Exhibit 4.2 to the Registration Statement of the Issuer, Registration No.
333-       . Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Rights Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Original Notes participating in a Shelf Registration, to comply with the Registration Rights Agreement and to indemnify and hold harmless the Issuer, its respective affiliates, directors, officers, representatives, employees, agents and each person, if any, who controls the Issuer, within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, but only with reference to information relating to such participant furnished to the Issuer in writing by such participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

     5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights." See Instruction 9.

     6. Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Registered Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Registered Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes Tendered."

     THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

 -------------------------------------     ------------------------------------
|   SPECIAL ISSUANCE INSTRUCTIONS     |   |   SPECIAL DELIVERY INSTRUCTIONS    |
|     (SEE INSTRUCTIONS 3 AND 4)      |   |     (SEE INSTRUCTIONS 3 AND 4)     |
|                                     |   |                                    |
|   To   be    completed    ONLY   if |   |   To   be    completed    ONLY   if|
|certificates for Original Notes not | |certificates for Original Notes not| |exchanged and/or Registered Notes | |exchanged and/or Registered Notes|
|are  to be  issued  in the  name  of |   |are  to be  sent  to  someone  other|
|someone other than the person or | |than the person or persons whose| |persons whose signature(s) | |signature(s) appear(s) on this|
|appear(s)    on   this   Letter   of |   |Letter  of  Transmittal  below or to|
|Transmittal  below,  or if  Original |   |such   person  or   persons   at  an|
|Notes delivered by book-entry | |address other than shown in the box| |transfer which are not accepted for | |entitled "Description of Original| |exchange are to be returned by | |Notes Tendered" on this Letter of|
|credit to an account  maintained  at |   |Transmittal above.                  |
|the  Book-Entry   Transfer  Facility |   |                                    |
|other  than  the  account  indicated |   |                                    |
|above.                               |   |                                    |
|                                     |   |                                    |
|Issue Registered Notes and/or        |   |Mail Registered Notes and/or        |
|Original Notes to:                   |   |Original Notes to:                  |
|                                     |   |                                    |
|Name(s)*____________________________ |   |Name(s)*____________________________|
|           (PLEASE TYPE OR PRINT)    |   |           (PLEASE TYPE OR PRINT)   |
|                                     |   |                                    |
|        ____________________________ |   |        ____________________________|
|           (PLEASE TYPE OR PRINT)    |   |           (PLEASE TYPE OR PRINT)   |
|                                     |   |                                    |
|        ____________________________ |   |        ____________________________|
|           (PLEASE TYPE OR PRINT)    |   |           (PLEASE TYPE OR PRINT)   |
|                                     |   |                                    |
|Address: ___________________________ |   |Address: ___________________________|
|                                     |   |                                    |
|         ___________________________ |   |         ___________________________|
|                                     |   |                                    |
|         ___________________________ |   |         ___________________________|
|                            ZIP CODE |   |                            ZIP CODE|
|                                     |   |                                    |
|(* SUCH PERSON(S) MUST PROPERLY      |   |                                    |
|COMPLETE A SUBSTITUTE FORM W-9, A    |   |                                    |
|FORM W-8BEN, A FORM W-8ECI OR A      |   |                                    |
|FORM W-8IMY)                         |   |                                    |
|                                     |   |                                    |
|                                     |   |                                    |
|                                     |   |                                    |
|  Credit unexchanged Original Notes  |   |                                    |
|delivered by book-entry transfer to  |   |                                    |
|the Book-Entry Transfer Facility     |   |                                    |
|account set forth below.             |   |                                    |
|                                     |   |                                    |
| _________________________________   |   |                                    |
|   (BOOK-ENTRY TRANSFER FACILITY     |   |                                    |
|   ACCOUNT NUMBER, IF APPLICABLE)    |   |                                    |
-------------------------------------     ------------------------------------

                        SPECIAL REGISTRATION INSTRUCTIONS
                             (SEE PARAGRAPH 4 ABOVE)

--------------------------------------------------------------------------------
To be completed ONLY IF the undersigned (i) satisfies the conditions set forth in paragraph 4 above, (ii) elects to register its Original Notes in the shelf registration described in the Registration Rights Agreement, and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

[_] By checking this box the undersigned hereby (i) represents that it is entitled to have its Original Notes registered in a shelf registration in accordance with the Registration Rights Agreement, (ii) elects to have its Original Notes registered pursuant to the shelf registration described in the Registration Rights Agreement, and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.
---------------------------------------------------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

================================================================================

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X ________________________________________      ________________________, 2007

X ________________________________________      ________________________, 2007

X ________________________________________      ________________________, 2007
          SIGNATURE(S) OF HOLDER(S)                         DATE

Area Code and Telephone Number________________________________________________

   If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):______________________________________________________________________

______________________________________________________________________________

Capacity:_____________________________________________________________________

Address:______________________________________________________________________

Telephone:____________________________________________________________________

Employer Identification or Social Security Number:____________________________


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed
by an Eligible Institution:___________________________________________________
                                         (AUTHORIZED SIGNATURE)


______________________________________________________________________________
                                     (TITLE)


______________________________________________________________________________
                                 (NAME AND FIRM)

________________________________________________________________________, 2007
                                     (DATE)



================================================================================

                                  INSTRUCTIONS

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer," and an agent's message is not transmitted. Certificates for all physically tendered Original Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, or an agent's message in lieu of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations or principal amount of $2,000 or any integral multiple thereof.

     Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution, a written for facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three The New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deliver to the Exchange Agent the certificates for all certificated Original Notes being tendered, in proper form for transfer, or a book-entry confirmation, as the case may be, a written or facsimile copy of the Letter of Transmittal or an agent's message, as the case may be, and any other documents required by this Letter of Transmittal, and (iii) the certificates for all certificated Original Notes, in proper form for transfer, or book-entry confirmation including an agent's message, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE ISSUER.

     See "The Exchange Offer" section in the Prospectus.

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
     TRANSFER).

     If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes Tendered" under "Principal Amount Tendered." A reissued certificate representing the balance of nontendered Original Notes of a tendering holder who physically delivered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this

Letter of Transmittal, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any nontendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of its authority to so act must be submitted with this Letter of Transmittal.

     ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION PROGRAM OR THE STOCK EXCHANGE MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION" AND COLLECTIVELY, "ELIGIBLE INSTITUTIONS").

     SIGNATURES ON THE LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF (A) THE ORIGINAL NOTES ARE TENDERED (I) BY A REGISTERED HOLDER OF ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH ORIGINAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION AND (B) THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL HAS NOT BEEN COMPLETED.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Original Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete an IRS Substitute Form W-9, IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY, as applicable. Noteholders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   TRANSFER TAXES.

     Tendering holders of Original Notes will not be obligated to pay any transfer taxes in connection with a tender of their Original Notes for exchange unless a holder instructs the Issuer to register Registered Notes in the name of, or request that Original Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of Registered Notes with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

6.   WAIVER OF CONDITIONS.

     The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.   MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

     Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   WITHDRAWAL OF TENDERS.

     Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     For a withdrawal of a tender of Original Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "DEPOSITOR"), (ii) identify the specific Original Notes to be withdrawn

(including the certificate number or numbers and principal amount of such Original Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Exchange Agent to register the transfer of such Original Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. Any Original Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following the procedures described under "The Exchange Offer--Procedures for Tendering" at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding on all parties. The Issuer reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Original Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                            IMPORTANT TAX INFORMATION

     Each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current federal income tax law, a holder of Registered Notes is required to provide the Issuer (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If the Issuer is not provided with the correct taxpayer identification number, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain holders of Registered Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuer, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request and is also available at the IRS website (http://www.irs.gov). See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Issuer is required to withhold 28% (or such other percentage that may be applicable to payments made after December 31,
2010) of any "reportable payment" made to the holder of Registered Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding with respect to any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Issuer, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that
(A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

--------------------------------------------------------------------------------
                     PAYOR'S NAME: LEUCADIA NATIONAL CORPORATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          | PART 1--PLEASE PROVIDE |      Social security
                          | YOUR TIN IN THE BOX AT |        number(s) or
                          | RIGHT AND CERTIFY BY   |  Employer identification
                          | SIGNING AND DATING     |         number(s)
SUBSTITUTE                | BELOW.                 |  ________________________
                          |                        |
FORM W-9                  ------------------------------------------------------
DEPARTMENT OF THE         | PART 2--Certification--Under penalties of perjury, I
TREASURY                  | certify that: (1) the number shown on this form is
INTERNAL REVENUE SERVICE  | my current taxpayer identification number (or I am
                          | waiting for a number to be issued to me); (2) I am
                          | not subject to backup withholding either because I
PAYOR'S REQUEST FOR       | am exempt from backup withholding, I have not been
TAXPAYER IDENTIFICATION   | notified by the Internal Revenue Service (the "IRS")
NUMBER (TIN)              | that I am subject to backup withholding as a result
                          | of a failure to report all interest or dividends, or
                          | the IRS has notified me that I am no longer subject
                          | to backup withholding; and (3) I am a U.S. person
                          | (including a resident alien).
--------------------------------------------------------------------------------
                          | Certificate Instructions--You    |
                          | must PART 3 cross out item (2)   |
                          | in Part 2 above if you have been |
                          | notified by the IRS that you are |
                          | subject to backup withholding    |      PART 3
                          | because of underreporting        |
                          | interest or dividends on your    |
                          | tax return. However, if after    | Awaiting TIN [_]
                          | being notified by the IRS that   |
                          | you are subject to backup        |
                          | withholding you receive another  |
                          | notification from the IRS        |
                          | stating that you are no longer   |
                          | Awaiting TIN subject to backup   |
                          | withholding, do not cross out    |
                          | item (2).                        |
--------------------------------------------------------------------------------

Signature ________________________________      Date ____________________, 2007

--------------------------------------------------------------------------------


NOTE: FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE REGISTERED NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature ________________________________      Date ____________________, 2007

--------------------------------------------------------------------------------

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security Numbers have nine digits separated by two hyphens: i.e.000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended (the "Code"). "IRS" is the Internal Revenue Service.


--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                    GIVE THE SOCIAL SECURITY NUMBER
                                             OF:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.    An individual's account                The individual

2.    Two or more individuals                The actual owner of the account or,
      (joint account)                        if combined funds, the first
                                             individual on the account(1)

3.    Custodian account of a minor           The minor(2)
      (Uniform Gift to Minors Act)

4.    a. The usual revocable savings         The grantor-trustee(1)
         trust account (grantor is
         also trustee)

      b. So-called trust account             The actual owner(1)
         that is  not a legal or valid
         trust under State law.

5.    Sole proprietorship account or         The owner(3)
      single-owner LLC

6.    A valid trust, estate, or pension      The legal entity(4)
      trust

7.    Corporate account or LLC               The corporation
      electing corporate status
      on Form 8832

8.    Association, club, religious,          The organization
      charitable, educational, or
      other tax-exempt organization
      account.

9.    Partnership account or multimember     The legal entity
      LLC

10.   A broker or registered nominee         The broker or nominee

11.   Account with the Department of         The public entity
      Agriculture in the name of a
      public entity (such as a State
      or local government, school
      district, or prison) that receives
      agricultural program payments

12.   Sole proprietorship or single          The owner(3)
      owner LLC
-------------------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's Social Security Number.
(3) You must show your individual name. You may also enter your business name. You may use either your Social Security Number or your Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust, (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                   (Continued)

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals) or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. U.S. resident aliens who cannot obtain a Social Security Number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o An organization exempt from tax under Section 501(a) of the Code, or an individual retirement plan or a custodial account under Section 403(b) (7) of the Code, if the account satisfies the requirements of Section 401(f) (2) of the Code.

o  The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o  An international organization or any agency or instrumentality thereof.

Other payees that MAY BE EXEMPT from backup withholding include the following:

o  A corporation.

o  A financial institution.

o A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

o A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

o  A real estate investment trust.

o  A common trust fund operated by a bank under Section 584(a) of the Code.

o  A trust exempt from tax under Section 664 of the Code or a trust described in
   Section 4947 of the Code.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o  A foreign central bank of issue.

o A futures commission merchant registered with the Commodity Futures Trading Commission.

o  A middleman known in the investment community as a nominee or custodian.

With respect to interest payments, all payees listed above, except the futures commission merchant registered with the Commodity Futures Trading Commission, are exempt payees.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                   (Continued)

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

o Payments of patronage dividends where the amount received is not paid in money.

o  Payments made by certain foreign organizations.

o  Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

o Payment of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payment of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).

o  Payment described in Section 6049(b) (5) to nonresident aliens.

o  Payments on tax-free covenant bonds under Section 1451 of the Code

o Payments made by certain foreign organizations.o o Mortgage or student loan interest paid to you.

     Exempt payees described above that are U.S. persons (including a U.S. resident alien individual) should file Form W-9 (or appropriate substitute form) to avoid possible erroneous backup withholding. ENTER YOUR NAME, ADDRESS, STATUS AND TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF PART 11 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8BEN, W8ECI, W-8IMY or W-8EXP, AS APPLICABLE.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, and 6050A and 605ON of the Code and the regulations promulgated thereunder.


PRIVACY ACT NOTICE

     Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payer who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payer must be given the numbers whether or not recipients are required to file tax returns. Payer must generally withhold 28% (or such other percentage as may be applicable to payments made after December 31, 2010) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                   (Continued)

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the register may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.